UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2014

COPYTELE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11254	11-2622630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Walt Whitman Road, Melville, NY	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 549-5900

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This Current Report, including the exhibits included herein, may contain forward-looking statements.  We have based these forward-looking statements on our current expectations and projections about future events.  Our actual results may differ materially from those discussed herein, or implied by, these forward-looking statements.  Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project” and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2014, the Company, raised $4,000,000 of gross proceeds via a registered direct offering of its par value $0.01 per share common stock (the “Common Stock”) to certain investors (the “Investors”)( the “Offering”). The Company sold an aggregate of 16,000,000 shares of Common Stock and warrants to purchase an aggregate of 8,000,000 shares of Common Stock. The purchase price of the Common Stock is $0.25 per share.  The warrants may be exercised at a price of $0.40 per share.

The warrants are exercisable immediately as of the date of issuance at an exercise price of $0.40 per share and expire five years from the date of issuance. The exercise price of the warrants is subject to customary adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.

The exercisability of the warrants is limited if, upon exercise, the holder or any of its affiliates would beneficially own more than 4.9% of the Company’s Common Stock. The holder may elect to increase or decrease this beneficial ownership limitation to any other percentage, but not in excess of 9.9% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of common stock issuable upon such exercise), provided that any such increase or decrease will not be effective until 61 days after such written notice is delivered. A holder of the warrants has the right to exercise its warrants on a cashless basis if the registration statement or prospectus contained therein is not available for the issuance of the shares of Common Stock issuable upon exercise thereof.

Additionally, under certain circumstances, the Company has the right to call for cancellation all or any portion of each warrant for which a notice of exercise has not yet been delivered for consideration equal to $.001 per share.  This call provision may be invoked as follows:

•         with respect to 50% of a particular holder’s warrant, at any time after the date of issuance (i) if the volume weighted average price for any 10 out of 20 consecutive trading days (such period also referred to as the measurement period) exceeds $0.50 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like after the issuance date) and (ii) the holder is not in possession of any information that constitutes, or might constitute, material non-public information which was provided by the Company (the “First Call Opportunity”); and

•         with respect to the remaining 50% of a particular holder’s warrant, at any time after the date of issuance (i) if the volume weighted average price for any 10 out of 20 consecutive trading days (such period also referred to as the measurement period) exceeds $0.70 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like after the issuance date), (ii) the Company has previously called all of the warrants that could be called by the Company at the First Call Opportunity and (iii) the holder is not in possession of any information that constitutes, or might constitute, material non-public information which was provided by the Company.

The Company must deliver an irrevocable written notice to a holder to invoke these call provisions and the holder will have ten trading days to exercise its warrant prior to cancelation.

The Company has agreed to indemnify each of the purchasers against certain losses resulting from its breach of any of the standard representations, warranties, or covenants typically included in registered direct offerings.

Securities for the Offering are expected to be delivered or before July 18, 2014.  After giving effect to the Offering, but without giving effect to the exercise of the warrants being offered in this Offering or the exercise of any other outstanding warrant or option, the Company will have 236,822,190 shares of Common Stock outstanding.

The Offering was effected as a takedown off the Company’s shelf registration statement on Form S-3 (File No. 333-193869), which became effective on April 25, 2014, pursuant to a prospectus supplement filed with the Securities and Exchange Commission.

Alere Financial Partners LLC, a division of Summer Street Research Partners (the “Placement Agent”), acted as the Company’s non-exclusive placement agent in the Offering.

The foregoing summaries of the Offering, including the terms of the form of warrant issued to each of the purchasers are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 10.1 and 4.1, respectively, which are incorporated herein by reference.

Item 8.01 Other Events.

            The information set forth in Item 1.01 with respect to the Offering is hereby incorporated herein by reference.  The Company has included as Exhibit 5.1 to this Current Report an opinion of its counsel, Ellenoff Grossman & Schole LLP, relating to the legality of the issuance and sale of the shares of common stock, warrants and shares of common stock issuable upon exercise of the warrants in the Offering.

On July 15, 2014, the Company issued a press release announcing the execution of the Purchase Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Warrant to purchase Common Stock by the Company in favor of the Investors

5.1	Opinion of Ellenoff Grossman & Schole LLP

10.1	Securities Purchase Agreement, dated July 15, 2014, by and between the Company and the Investors

23.1	Consent of Ellenoff Grossman & Schole LLP (included in Exhibit 5.1)

99.1	Press Release dated July 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2014

COPYTELE, INC.

	By:	/s/ Robert A. Berman
Name: Robert A. Berman
Title: President and Chief Executive Officer